INCOME TAXES	12 Months Ended
Dec. 31, 2025
INCOME TAXES

NOTE 13 – INCOME TAXES

The Company is subject to U.S. federal, state, and local income taxes. The Components of income tax expense for the year ended December 31, 2025 are as follows:

Year Ended December 31,
2025
Current
Federal	$737
State	300
Total income taxes	$1,037

Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that would impact the consolidated financial statements or related disclosures.

Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company has historically operated at a loss without enough historical evidence of positive income from operations. As a result, the deferred tax asset is offset by a corresponding valuation allowance.

The net deferred tax assets and liabilities consist of the following amounts at December 31, 2025 and 2024, in thousands:

	2025	2024
Deferred Tax Assets
Capital loss carryover	$140	$—
Net operating loss carryforwards	17,774	18,398
Intangible	462	530
Interest expense limitations	2,702	2,484
Other	60	47
Total deferred tax assets	21,138	21,459
Valuation Allowance	(20,699)	(21,738)
Total net deferred tax assets	439	(279)

Deferred Tax Liabilities
Property and equipment depreciation	(9)	(25)
flyExclusive investment	(16)	—
Installment sale deferred tax liability	(414)	—
Total deferred tax liabilities	(439)	(25)
Net deferred tax assets (liabilities)	$—	$(305)

The Company has federal operating losses carryforward of approximately $70 million and $73 million available as of December 31, 2025 and 2024, respectively, to reduce future taxable income at the federal level, and it has net operating losses of approximately $67 million and $68 million at the state level, to offset future state taxable income, respectively.

The effective tax rate on income differed from the federal statutory rate of 21% for the years ended December 31, 2025 and 2024, for the following reasons:

	Year Ended December 31,
	2025		2024
U.S. Federal tax/(benefit) at statutory rate	$1,304	21.00%	$(8,500)	21.00%
State and local income taxes, net of federal income tax effects *	300	4.83%	$22	(0.05)%
Changes in valuation allowance	(1,108)	(17.84)%	$7,257	(17.93)%
Non-deductible items:
Other	117	1.89%	$714	(1.76)%
Convertible note fair value adjustment	424	6.83%	$—	—%
Effective income tax rate	$1,037	16.71%	$(507)	1.25%

*	State tax expense is primarily attributable to South Carolina and Florida, which represented approximately 83.7% and 13.5% respectively, of total state and local income tax expense for the period. State income tax expense attributable to all other jurisdictions was not individually material.

The Company’s U.S. tax returns are subject to examination by federal and state taxing authorities. The years open to examination by Federal, state, local and foreign government authorities vary by jurisdiction, but the statute of limitation is generally three years from the date the tax return is filed. For jurisdictions, including Federal, that have generated net operating losses, carryovers may be subject to the statute of limitations applicable for the year those carryovers are utilized. In these cases, the period for which the losses may be adjusted will extend to conform with the statute of limitations for the year in which the losses are utilized. In most circumstances, this is expected to increase the length of time that the applicable taxing authority may examine the carryovers by one year or longer, in limited cases.

We have not recorded any amount related to uncertainty in income taxes pursuant to ASC Topic 740, as we believe all tax positions are more likely than not to be sustained upon examination by the taxing authorities.

M2i Global Inc [Member]
INCOME TAXES

Note 5 — Income Taxes

The Company accounts for income taxes under ASC 740-10, which provides for an asset and liability approach of accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributed to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts are calculated for income tax purposes. The provision (benefit) for income taxes for the fiscal years ended November 30, 2025, and 2024, assumes a statutory 21%, effective tax rate for federal income taxes.

	2025	2024
Federal tax statutory rate	21%	21%
Temporary differences	0%	0%
Permanent differences	0%	0%
Valuation Allowance	-21%	-21%
	0%	0%

The Company had deferred income tax assets as of the fiscal years ended November 30, 2025, and 2024, as follows:

	2025	2024
Deferred Tax Assets
Net operating loss carryforwards	$2,179,800	$1,270,500
Temporary differences	-	-
Permanent differences	-	-
Valuation allowance	(2,179,800)	(1,270,500)
Net deferred tax assets	$-	$-

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a valuation allowance against the net deferred tax asset due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying financial statements. The Company’s net deferred tax asset and valuation allowance increased by $1,363,400 and $816,300 in the fiscal years ended November 30, 2025, and 2024, respectively.

At the fiscal year ended November 30, 2025, the Company had approximately $10,380,000 in federal net operating loss carryforwards, substantially all of which are allowed to be carried forward indefinitely and are to be limited to 80% of the taxable income. Pursuant to Internal Revenue Code Section 382, the future utilization of the Company’s net operating loss carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that may have occurred previously or that could occur in the future.

At the fiscal year ended November 30, 2025, the Company had no uncertain tax positions, or interest and penalties, that qualify for either recognition or disclosure in the financial statements. The company is subject to U.S. federal, state, and local income tax examinations by tax authorities. The tax return for the fiscal year ended November 30, 2025, has not yet been filed.